United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 27, 2003
(Date of earliest event reported)

Equity Marketing, Inc.

(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23346 (Commission File No.)	13-3534145 (I.R.S. Employer Identification No.)

6330 San Vicente Boulevard Los Angeles, California 90048 (Address of Principal executive offices, including zip code)

(323) 932-4300 (Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press Release of Equity Marketing, Inc. issued on February 27, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On February 27, 2003, Equity Marketing, Inc. issued a press release announcing fourth quarter and 2002 results.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC.

Date: February 28, 2003	By:	/s/ Lawrence J. Madden Lawrence J. Madden, Executive Vice President and Chief Financial Officer

1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Equity Marketing, Inc. issued on February 27, 2003.

2